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                                                                   Exhibit 3.17b

File Number  5291-029-3


                                State of Illinois
                                    Office of
                             The Secretary of State

Whereas,     THE REINSTATEMENT OF
                DISTINCTIVE BUSINESS PRODUCTS, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAS BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.

Now Therefore, I, Jesse White, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.

     In Testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois,
                   at the City of Springfield, this     2ND
                     day of JUNE           A.D.  2000 and of
                       the Independence of the United States the two
                        hundred and    24TH          .


                                             /s/ Jesse White
                                            Secretary of State

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
Form BCA-12.45/                                     APPLICATION FOR REINSTATEMENT
         13.60                                                    of
Rev. Jan. 1999)                                   DOMESTIC OR FOREIGN CORPORATIONS                 File # 52910793
====================================================================================================================================
Jesse White                                   This space for use by Secretary of State
Secretary of State                                                                                      SUBMIT IN DUPLICATE!
Department of Business Services                                                                  ===================================
Springfield, IL  62756                                          Filed
http://www.sos.state.il.us                                  June 20, 2000                               This space for use by
=======================================                      Jesse White                                 Secretary of State
Payment must be made by certi-                            Secretary of State                       Date       6-2-00
fied check, cashier's check, Illinois                                                              Filing Fee            $  100.00
attorney's check, Illinois C.P.A.'s                                                                Approved:
check or money order, payable to
"Secretary of State."
====================================================================================================================================

1.    (a)   Corporate name as of the date of issuance of the certificate of dissolution or revocation:
                DISTINCTIVE BUSINESS PRODUCTS, INC.
            ------------------------------------------------------------------------------------------------------------------------
            ------------------------------------------------------------------------------------------------------------------------
      (b)   Corporate name as changed:
                                      ----------------------------------------------------------------------------------------------
                                                                                                                             Note 1)
            -----------------------------------------------------------------------------------------------------------------
      (c)   If a foreign corporation having a certificate of authority under an assumed corporate name restriction, the assumed corporate name:
                                   -------------------------------------------------------------------------------------------------
                                                                                                                             Note 2)
            -----------------------------------------------------------------------------------------------------------------
====================================================================================================================================

2. State of incorporation: ILLINOIS
                          ----------------------------------------------------------------------------------------------------------
====================================================================================================================================

3. Date that the certificate of dissolution or revocation was issued:
                                                                     ---------------------------------------------------------------
====================================================================================================================================

4.    Name and address of the Illinois registered agent and the Illinois registered office, upon reinstatement: (Note 3)
      NOTICE! Completion of item #4 does not constitute a registered agent or office change. See note #3 on back of this form.

                  Registered Agent               CT CORPORATION SYSTEM
                                            ----------------------------------------------------------------------------------------
                                               First Name             Middle Name                                   Last Name

                  Registered Office              208 SOUTH LA SALLE STREET
                                            ----------------------------------------------------------------------------------------
                                               Number           Street                  Suite # (A.P.O. Box alone is not acceptable)

                                                 CHICAGO              IL     60604                                     COOK
                                            ----------------------------------------------------------------------------------------
                                               City                   ZIP Code                                      County
====================================================================================================================================

5.    This application is accompanied by all delinquent report forms together with the filing fees, franchise taxes, license fee and penalties required.
====================================================================================================================================

6.    The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true. (All signatures must be in BLACK INK.)

      Dated         MAY 24                       ,  2000                           DISTINCTIVE BUSINESS PRODUCTS, INC.
            ------------------------------------- -------------   ------------------------------------------------------------------
                (Month & Day)                      (Year)                            (Exact Name of Corporation)

      attested by        /s/ Chris Hagan                          by                          /s/ Ray Schilling
                  ---------------------------------------------     ----------------------------------------------------------------
                  (Signature of Secretary or Assistant Secretary)              (Signature of President or Vice President)

                   CHRISTOPHER J. HAGAN, ASST. SEC.                     RAYMOND SCHILLING, VICE PRESIDENT
                  ---------------------------------------------     ----------------------------------------------------------------
                           (Type or Print Name and Title)                           (Type or Print Name and Title)
====================================================================================================================================

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
Form BCA-10.30                                           ARTICLE OF AMENDMENT
Rev. Jan. 1999)                                                                                   File # D5291-029-3
====================================================================================================================================
Jesse White
Secretary of State                                                                                      SUBMIT IN DUPLICATE!
Department of Business Services                                                                  ===================================
Springfield, IL  62756                                                                                  This space for use by
Telephone (217) 782-1832                                                                                 Secretary of State
=======================================                    Filed: 5/15/2003
Remit payment in check or money                     Jesse White Secretary of State                 Date
order, payable to "Secretary of State."                                                            Franchise Tax      $
The filing fee for restated articles of                                                            Filing Fee         $25.00
amendment - $100.00                                                                                Penalty:           $
http://www.sos.state.il.us                                                                         Approved:        KAK
====================================================================================================================================

1.   CORPORATE NAME:  Distinctive Business Products, Inc.
                    ----------------------------------------------------------------------------------------------------------------
                                                                                                                      (Note 1)

2.   MANNER OF ADOPTION OF AMENDMENT:

           The following amendment of the Articles of Incorporation was adopted on                   May 15                        ,
                                                                                   ------------------------------------------------
                                                                                                     (Month & Day)

             2003     in the manner indicated below. ("X" one box only)
           ----------
            (Year)

      |_| By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected;
                                                                                                                            (Note 2)

      |_| By a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;
                                                                                                                            (Note 2)

      |_| By a majority of the board of directors, in accordance with Section 10.15, shares having been issued but a shareholder action not being required for the adoption of the amendment;
                                                                                                                            (Note 3)

      |_| By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;
                                                                                                                            (Note 4)

      |_| By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10;

                                                                                                                       (Notes 4 & 5)

      |X| By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.
                                                                                                                            (Note 5)

3.   TEXT OF AMENDMENT:

     a.   When amendment effects a name change, insert the new corporate name below. Use Page 2 for all other amendments.
          Article I: The name of the corporation is:


------------------------------------------------------------------------------------------------------------------------------------
                                                             (NEW NAME)

                                           All changes other than name, include on page 2
                                                               (over)


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                                Text of Amendment

b. (If amendment affects the corporate purpose, the amended purpose is required to be set forth in its entirety. If there is not sufficient space to do so, add one or more sheets of this size.)

RESOLVED FURTHER, that Article Four is amended to read as follows:

ARTICLE FOUR: The purpose or purposes for which the corporation is organized are:

To buy, sell, lease, rent, own, service and otherwise deal with and in business equipment and business supplies of all kinds and character within and without the State of Illinois;

To purchase, lease, sell, develop and improve real property in conjunction with other purposes contained herein or otherwise;

To carry on all such other business activities and business purposes as are lawful under the Illinois Business Corporation Act of 1983 and its amendments.


                                     Page 2

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4.    The manner, if not set forth in Article 3b, in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows:
      (if not applicable, insert "No change')

         No change

5. (a) The manner, if not set forth in Article 3b, in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows: (if not applicable, insert "No change")

         No change

      (b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (if not applicable, insert "No change")

         No Change

                                         Before Amendment        After Amendment

                     Paid-in Capital     $ ____________          $ ____________

    (Complete either item 6 or 7 below. All signatures must be in BLACK INK.)
                                                                  ---------
6. The undersigned corporation has caused this statement to be signed b its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

     Dated      May 15        ,   2003                               Distinctive Business Products, Inc.
            ------------------ -------------                 -------------------------------------------------
              (Month & Day)      (Year)                      (Exact Name of Corporation and date of execution)
     attested by  xxxxxxxxxxxxxxxxxxxxxxxxxx                  by                 /s/ Chris Hagan
                  --------------------------                    ----------------------------------------------
           (Signature of Secretary or Assistant Secretary)                Signature of Assistant Secretary
                  xxxxxxxxxxxxxxxxxxxxxxxxxx                                   Chris Hagan
                  --------------------------                 --------------------------------------------------
                (Type or Print Name and Title)                            (Type or Print Name and Title)

7. If amendment is authorized pursuant to Section 10.10 by the incorporators, the incorporators must sign below, and type or print name and title.

                                       OR

      If amendment is authorized pursuant to Section 10.10 and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below, and type or print name and title.

      The undersigned affirms, under the penalties of perjury, that they facts stated herein are true.

      Dated                                           ,
             ----------------------------------------   ----------
                        (Month and Day)                   Year



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